                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-K
                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): APRIL 10, 2000



                           HEALTHCARE.COM CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




           GEORGIA                     0-27056                58-2112366
------------------------------       ------------        ----------------------
(State or other jurisdiction of       (Commission           (I.R.S. Employer
incorporation or organization)       File Number)        Identification Number)



1850 PARKWAY PLACE, SUITE 1100, MARIETTA, GEORGIA                 30067
--------------------------------------------------------------------------------
     (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:   (770) 423-8450
                                                      --------------



                                    HIE, INC.
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

          (a) On April 5, 2000, Healthcare.com Corporation ("the Company") issued a news release reporting a name change for the Company from HIE, Inc. to Healthcare.com Corporation and a change in the Company's Nasdaq National Market trading symbol from HDIE to HCDC. Both the name and the symbol changes became effective at 9:00 a.m. on April 10, 2000. The news release is attached as an exhibit to this Current Report on Form 8-K, and the information contained in such press release is hereby incorporated by reference into this report.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

         Exhibit
         Number            Description
         ------            -----------

         99                Press Release of Healthcare.com Corporation dated April 5, 2000, reporting a name change for the Company from HIE, Inc. to Healthcare.com Corporation, and a change in the Company's Nasdaq National Market trading symbol from HDIE to HCDC.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 Healthcare.com Corporation



                                                 By: /s/ Joseph A. Blankenship
                                                     -------------------------
                                                     Joseph A. Blankenship
                                                     Chief Financial Officer,
                                                     Treasurer and Secretary

Date:    April 10, 2000

                                  EXHIBIT INDEX


         Exhibit
         Number            Description
         ------            -----------

         99                Press Release of Healthcare.com Corporation dated April 5, 2000, reporting a name change for the Company from HIE, Inc. to Healthcare.com Corporation, and a change in the Company's Nasdaq National Market trading symbol from HDIE to HCDC.